                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                          ---------------------------


                                    FORM 8-K
                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: October 8, 1996





                      MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



          New York                   33-89380-01                37-0152681
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                             62048
----------------------------------------                       -----------------
(Address of principal executive offices)                           (Zip Code)


              Registrant's telephone number, including area code:

                                 (618) 251-2035



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ITEM 5.    OTHER EVENTS.
           -------------

           The September 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on October 9, 1996.

ITEM 7.    EXHIBITS.
           ---------

           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of September 1996.


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Mercantile Bank of Illinois
                                        National Association, Servicer


                                    By:    /s/ Daniel J. Trueman
                                           ---------------------
                                    Name:  Daniel J. Trueman
                                    Title: Vice President



Date: October 16, 1996



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

                               INDEX TO EXHIBITS
                               -----------------
Exhibit
Number                              Exhibits
-------                             --------
   1                                Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  September, 1996.